                                                                   EXHIBIT 10.18

                                REAL ESTATE LEASE
                              AND OPTION AGREEMENT
                              --------------------

         THIS REAL ESTATE AND OPTION AGREEMENT (this "Lease") is made as of November ___, 2001, by and between Redhawk Industries, L.L.C., an Oklahoma limited liability company (the "Lessor") and Excalibur Services, Inc., an Oklahoma corporation (the "Lessee").

                                    RECITALS
                                    --------

         1. Lessor is the owner of certain property located in Tulsa, Oklahoma more fully described on EXHIBIT "A" (such tract of real property, together with all buildings and improvements thereon, situated in Tulsa, Oklahoma, is hereinafter referred to as the "Leased Premises").

         2. The Lessor and Excalibur Holdings, Inc., a Texas corporation ("Holdings") have executed that certain Asset Purchase Agreement (the "Purchase Agreement").

         3. Lessor desires to lease the Leased Premises to Lessee and Lessee desires to lease the Leased Premises from the Lessor.

         NOW, THEREFORE, in consideration of the mutual promises, conditions and covenants herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, Lessor and Lessee agree as follows:

                                    SECTION 1
                                 LEASED PREMISES
                                 ---------------

         1.01. LEASED PREMISES. In consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of Lessee to be observed and performed, Lessor leases to Lessee, and Lessee rents from the Lessor the Leased Premises.

                                    SECTION 2
                                      TERM
                                      ----

         2.01. COMMENCEMENT AND ENDING DATE OF LEASE TERM. The term of this Lease ("Lease Term") shall commence on November ____, 2001, and shall continue until November ______, 2002. However, Lessee may terminate this Lease by giving Lessor at least thirty (30) days written notice of termination, and provided, further, that (i) the Lease Term shall end automatically upon the occurrence of the closing under the Purchase Option (hereinafter defined), and (ii) the Lease Term shall end if the Lease is otherwise terminated as herein permitted. Lessor shall have the right to access the Leased Premises for up to thirty (30) days following commencement of the Lease Term in order to remove personal property and other items belonging to Lessor.

                                    SECTION 3
                                      RENT
                                      ----

         Lessee agrees to pay to Lessor at the office of Lessor, or at such other place designated in writing by Lessor, Rent, in the amount of $6,000 per month, payable in advance, during each month of the Lease Term of this Lease. The first month's Rent shall be payable on the execution hereof. Each month's rent thereafter shall be due on the fifteenth (15th) day of each month. For any month in which the Lease is terminated, the Rent shall be prorated based upon the number of days elapsed in such month.

                                    SECTION 4
                              FIXTURES, ALTERATIONS
                              ---------------------

         4.01. INSTALLATION BY LESSEE. Lessee shall not make or cause to be made any material alterations, additions or improvements to the Leased Premises or install or cause to be installed any substantial trade fixture, exterior signs, floor covering, interior or exterior lighting, plumbing fixtures, or make any substantial changes to the Leased Premises, electrical system, or other building systems without first obtaining Lessor's written consent, which shall not be unreasonably withheld, conditioned or delayed. Additionally, Lessee may make interior, nonstructural alterations to the Leased Premises without Lessor's prior consent, provided the same will not affect the exterior, structural integrity, or soundness of the Leased Premises.

         4.02. REMOVAL BY LESSEE. Any installations, alterations, decorations, additions or improvements made to the Leased Premises by the Lessee shall be removed from the Leased Premises at to the end of the Lease Term hereof, provided such removal does not cause substantial damages to the Leased Premises.

                                    SECTION 5
                   MAINTENANCE AND REPAIRS OF LEASED PREMISES
                   ------------------------------------------

         5.01. OBLIGATIONS FOR MAINTENANCE AND REPAIRS.

                  (a) Lessor shall keep and maintain the foundation, exterior walls and roof of the buildings in which the Leased Premises are located and the structural portions of the Leased Premises in at least the same state of repair as currently exists. Except as set forth in Section 4.01 above, Lessee shall not make substantial repairs thereto without the prior written consent of Lessor.

                  (b) Lessee shall keep and maintain all portions of the Leased Premises OTHER THAN those portions constituting Lessor's repair obligation as set forth in Section 5.01, and any and all appurtenances thereto wherever located, including, but without limitation, the exterior and interior portion of all doors, door checks, windows, plate glass, all plumbing and sewage facilities within the Leased Premises including free flow to the main sewer line, fixtures, heating and air conditioning and electrical systems, walls, floors and ceilings in the same condition as currently exists, reasonable wear and tear excepted.

                  (c) Lessee shall keep and maintain the Leased Premises in a clean, sanitary and safe condition and in accordance with all directions, rules and regulations of the proper officials of the governmental agencies having jurisdiction, at the sole cost and expense of Lessee, and Lessee shall comply with all requirements of law, by statutes, ordinance or otherwise, affecting the Leased Premises and all appurtenances thereto. However, Lessee shall not be required to make any repairs or alterations to the roof, foundation, exterior walls, or any other structural portions of the Leased Premises in order to comply with any such requirements of law, statute, ordinance or other governmental authorities, nor shall Lessee be required to correct or to make any repairs or improvements to any portion of the Leased Premises in order to bring into compliance with applicable law any such portion of the Leased Premises that is not in compliance with any such applicable requirements of law, statute, ordinance or other governmental authorities in effect as of the date of this Lease.

                  (d) Except as set forth in this Lease, Lessor shall not be required by Lessee to make any alterations, rebuilding, replacements, changes, additions, or improvements to the Leased Premises. However, notwithstanding the foregoing, Lessor shall, at its sole cost, be required to correct and to make any repairs and improvements to the Leased Premises necessary to bring into compliance with applicable law any portion of the Leased Premises that is not in compliance with any applicable requirements of law, statute, ordinance or other governmental authorities in effect as of the date of this Lease. Lessor further represents and warrants to Lessee that all improvements constituting part of the Leased Premises are in compliance with all applicable requirements of law, statute, ordinance or other governmental authorities in effect as of the date of this Lease.

         5.02. SURRENDER OF LEASED PREMISES. Upon the termination of this Lease, Lessee shall surrender the Leased Premises in the same condition as the Leased Premises were on the date this Lease was executed, reasonable wear and tear excepted. Lessee, may remove any and all of its trade fixtures, equipment, and other property, provided that such occurs by the end of the Lease Term, as aforesaid and shall promptly repair any damages to the Leased Premises caused thereby.

         5.03. ENVIRONMENTAL LIABILITY Lessee shall indemnify, defend, and hold Lessor, its employees, agents, officers, and directors, harmless from and against any claim, action, suit, proceeding, loss, cost, damage, liability, deficiency, fine, penalty, punitive damage or expense (including, without limitation, attorneys' and consultant fees), directly or indirectly resulting from, arising out of or based upon the presence, release, use, manufacture, generation, discharge, storage or disposal of any Hazardous Materials on, under, in, or about, or the transportation of any Hazardous Materials to or from the Leased Premises AFTER the date of this Lease that result from the acts or omissions of Lessee, or its employees, or agents.

         Lessor agrees to indemnify, defend and hold Lessee, its employees, agents, officers, and directors, harmless from and against any claim, action, suit, proceeding, loss, cost, damage, liability, deficiency, fine, penalty, punitive damage or expense (including, without limitation, attorneys' and consultant fees), directly or indirectly resulting from, arising out of or based upon the release, use, manufacture, generation, discharge, storage or disposal of any Hazardous Materials on, under, in, or about, or the transportation of any Hazardous Materials to or from the Leased Premises prior to the date of this Lease, or a violation of any Hazardous Materials Law affecting the Leased Premises which violation is in existence as of the date of this Lease.

         Lessor warrants, represents, covenants and agrees that, to the best knowledge of Lessor, as of the date of this Lease: (i) there are no Hazardous Materials on, under or in the Leased Premises, and (ii) there is no asbestos or asbestos-containing material on the Leased Premises.

         "Hazardous Materials Law" for the purposes of this Lease shall include, but not be limited to, all Federal, State, or local laws, rules, regulations, ordinances, administrative rulings court decisions, and the like pertaining to health, safety or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, the Solid Waste Disposal Act, the Clean Water Act, the Clean Air Act, and any amendments to these laws or enactments or other laws occurring after the date hereof.

         "Hazardous Materials" for the purposes of this Lease includes flammable explosives, radioactive materials, polychlorinated biphenyls, asbestos in any form which is or could become friable, petroleum products, hazardous wastes, toxic substances or other related material, whether in the form of a chemical, element, compound, solution, mixture, or otherwise including, but not limited to, those materials defined as "hazardous substances," "hazardous materials," "toxic substances," "air pollutants," "toxic pollutants," "hazardous waste," "extremely hazardous waste," or "restrictive hazardous waste" by Hazardous Materials Law.

         5.04. NO WARRANTIES. EXCEPT AS EXPRESSLY SET FORTH IN THIS LEASE, THE LESSOR HEREBY DISCLAIMS ANY AND ALL WARRANTIES RESPECTING THE LEASED PREMISES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. LESSEE REPRESENTS THAT IT HAS EXAMINED THE LEASED PREMISES, AND HAS MADE ITS OWN JUDGMENT AS TO THE USE OF THE LEASED PREMISES.

                                    SECTION 6
                           TAXES: OBLIGATION OF LESSEE
                           ---------------------------

         6.01. TAXES. Lessee shall reimburse Lessor for any and all real property ad valorem taxes, business personal property taxes and other business taxes (including but not limited to assessments and special assessments and hereinafter referred to as "Taxes") which may be levied or assessed, during the Lease Term, against the land, buildings and improvements, comprising the Leased Premises. Taxes levied will be prorated based on the period that the Lessee occupied the Leased Premises. Lessor agrees to indemnify, defend and hold Lessee, its employees, agents, officers, and directors, harmless from and against any claim, action, suit, proceeding, loss, cost, damage, liability, deficiency, fine, penalty, punitive damage or expense (including, without limitation, attorneys' fees) for any such Taxes accruing or relating to periods taking place prior to the date of this Lease.

                                    SECTION 7
                                    INSURANCE
                                    ---------

         7.01. INSURANCE COMPANIES. All policies of insurance to be kept and maintained in force by the respective parties hereto shall be issued by insurance companies authorized to do business in the State of Oklahoma and approved by both parties hereto.

         7.02. LESSEE TO OBTAIN LIABILITY INSURANCE. Lessee shall, at its sole expense, at all times during the Lease Term, maintain in full force a policy or policies of insurance, which will insure Lessor against property and personal liability for injury to or death of persons or loss or damage to property occurring in or about the Leased Premises, in an amount not less than $1,000,000.00 in the aggregate.

         7.03. LESSOR TO OBTAIN FIRE INSURANCE ON LEASED PREMISES. Lessor shall, at Lessee's cost and expense, maintain in force, at all times during the Lease Term, a policy or policies of fire and extended coverage casualty insurance to the extent of the full replacement cost of the Leased Premises, including, without limitation, all improvements and fixtures thereon, but such insurance shall not ever be less than amounts reasonably required by Lessee and Lessee's lender. Any insurance policy or policies maintained shall name as beneficiaries, Lessor, Lessee and any mortgage holder under a standard mortgage clause as their interests may appear.

         7.04. CERTIFICATE OF INSURANCE. Each of Lessor and Lessee agrees to submit to the other a copy of the certificate or certificates of or other evidence of the renewal or extension of any insurance coverage required in this Section. All such certificates will reflect a minimum of thirty (30) days written notice of cancellation to be given to the other party.

         7.05. MUTUAL WAIVER OF SUBROGATION. If either Lessor or Lessee sustains a loss by reason of fire or other casualty which is a loss of the type within the coverage of the type of insurance policy or policies actually carried or required to be carried by Lessor or Lessee pursuant to this Lease, and such fire or casualty is caused in whole or in part by the acts or omissions of the other party or its agents, servants, contractors, or employees, then it is agreed that each party does hereby waive and release any and all claims, demands and causes of action which such party might otherwise have against the other regardless of the cause of origin thereof (including the negligence of Lessor or Lessee and their agents, servants, contractors, or employees) for damage to or loss of any part of the Leased Premises, or any of the fixtures, equipment, merchandise, alterations or other property therein belonging to either party, and the party incurring such loss agrees to look solely to the proceeds (if any) of its previously mentioned policy or policies of insurance, and such party shall have no right of recovery against the other party to this Lease or the agents, servants, or employees of such other party, and, in all events, no party shall have any right by way of assignment or subrogation; and, that all policies of insurance written to insure such buildings, improvements and contents shall provide for a waiver of rights of subrogation against Lessor and Lessee on the part of the insurance carrier.

                                    SECTION 8
                             SERVICES AND UTILITIES
                             ----------------------

         Lessee shall be solely responsible for and promptly pay or reimburse Lessor for all charges within thirty (30) days of receipt of invoices for water, electricity, telephone, chilled water for air conditioning purposes, sanitary sewer, gas, and/or other utilities used or consumed in or on the Leased Premises during the term hereof. Lessee shall further have the right during the Lease Term to place all such utilities in Lessee's name.

                                    SECTION 9
                            ASSIGNMENT AND SUBLETTING
                            -------------------------

         Lessee may not assign or sublet this Lease or the Purchase Option (hereinafter defined) except to an affiliate of Lessee, in whole or in part, without the prior written consent of Lessor, which consent will not be unreasonably withheld, conditioned or delayed.

                                   SECTION 10
                            GOVERNMENTAL REGULATIONS
                            ------------------------

         Except as expressly set forth in Section 5.01, Lessee shall, at Lessee's sole cost and expense, comply with and abide by all of the laws, requirements and regulations of all county, municipal, state, federal and other applicable governmental authorities, now in force, or which may hereafter be in force, pertaining to the use of the Leased Premises or the operation of Lessee's business thereon. However, Lessor represents and warrants to Lessee that, as of the date of this Lease, to the best of its knowledge, the Leased Premises are in compliance with all applicable laws, requirements and regulations of all county, municipal, state, federal and other applicable governmental authorities now in force.

                                   SECTION 11
                         DESTRUCTION OF LEASED PREMISES
                         ------------------------------

         In the event the Leased Premises are destroyed or damaged by fire, explosion or any other casualty with or without the fault or neglect of Lessee, either party may give the other written notice that such party is terminating the lease. Lessee's rent hereunder shall be prorated for any time during which the Leased Premises cannot be occupied due to such event. Lessee shall have no claim to the Lessor's insurance proceeds. Neither party shall have any obligation to make any repairs to the Leased Premises arising out of damage by fire, explosion, or other casualty.

                                   SECTION 12
                             ADDITIONAL OBLIGATIONS
                             ----------------------

         In the event that Lessee fails to pay any taxes, utilities, insurance or other amounts it is obligated to pay hereunder, Lessor shall have the right (but no obligation) to pay such unpaid amounts and Lessee shall immediately reimburse Lessor for any amounts so expended.

                                   SECTION 13
                         DEFAULT OF THE LESSEE OR LESSOR
                         -------------------------------

         13.01. RIGHT TO RE-ENTER. In the event (1) Lessee fails to pay any rent when due, which failure has not been cured within ten (10) business days after receipt by Lessee of written notice of such failure from Lessor, or (2) Lessee fails to pay any taxes, insurance premiums, and utilities as herein required, which failure has not been cured within ten (10) business days after receipt by Lessee of written notice of such failure from Lessor, or (3) of any failure by Lessee to perform any of the other terms, conditions or covenants of this Lease to be observed or performed by Lessee for more than thirty (30) days after written notice of such default shall have been given to Lessee (provided that if the nature of such default is such that it cannot reasonably be cured within a thirty (30) day period, then Lessee shall not be in default so long as Lessee commences the cure of such failure within such thirty (30) day period and is diligently prosecuting such cure to completion), or (4) if Lessee shall become bankrupt or insolvent, or file any debtor proceedings or take or have taken against Lessee in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Lessee's property, or (5) if Lessee makes an assignment for the benefit of creditors, or if Lessee shall abandon the Leased Premises, or (6) Lessee allows this Lease to be taken under any writ of execution, then Lessor, in addition to other rights or remedies it may have by law or in equity, shall have:

                  (a) the right to treat said Lease granted herein as terminated; and/or

                  (b) the right to re-enter the Leased Premises and remove all persons and property form said Leases Premises; and/or

                  (c) the right to remove and store all such personal property of Lessee in a public warehouse, or elsewhere, at the cost of, and for the account of Lessee.

         13.02. DEFAULT BY LESSOR. If Lessor shall fail to perform any of its obligations under this Lease, which failure has not been cured within fifteen
(15) days after receipt by Lessor of Lessee' written notice of such failure (except when the nature of Landlord's obligation is such that more than fifteen
(15) days are required for its cure, then Landlord shall not be deemed in default if it commences such cure within such fifteen (15) day period and thereafter diligently pursues the cure to completion), then Lessee, in addition to other rights or remedies it may have by law or in equity, shall have the right (but shall not be obligated to) to cure such failure for the account and at the expense of Lessor and render a bill to Lessor for the actual and reasonable expense thereof. If Lessor fails to pay such bill within fifteen (15) days after such bill is rendered, Lessee shall have the right to deduct such expense from Lessee's payments of Rent payable hereunder. However, in connection with such cure by Lessee, Lessee shall not, in any one (1) calendar month, expend any amounts in excess of one (1) month's Rent without Landlord's prior written consent.

         13.03. LEGAL EXPENSES. If suit shall be successfully brought for recovery of possession of the Leased Premises, for the recovery of rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Lessee or Lessor to be kept or performed, then the losing party shall pay to the prevailing party all expenses incurred therefor, including, without limitation, the Lessor's reasonable attorney's fee.

                                   SECTION 14
                                   SUCCESSORS
                                   ----------

         All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective successors and permitted assigns of the said parties.

                                   SECTION 15
                               QUIET ENJOYMENT AND
                               -------------------
                         OTHER COVENANTS AND AGREEMENTS
                         ------------------------------

         15.01. LESSOR'S COVENANT. Upon payment by the Lessee of the rents herein provided, and upon the observance and performance of all the material covenants, terms and conditions on Lessee's part to be observed and performed, Lessee shall peaceably and quietly hold and enjoy the Leased Premises for the Lease Term without hindrance or interruption by Lessor or any other person or persons lawfully or equitably claiming by, through or under the Lessor, subject, nevertheless, to the terms and conditions of this Lease.

         15.02. NO LIENS. Lessee shall not create or permit to be created or exist any liens, claims, mortgages, hypothecations or other encumbrances upon the Leased Premises or any portion thereof.

                                   SECTION 16
                                  RESTRICTIONS
                                  ------------

         Lessee shall not use the Leased Premises for any unlawful purpose.

                                   SECTION 17
                                 PURCHASE OPTION
                                 ---------------

         17.01. OPTION TO PURCHASE LEASED PREMISES. Lessee shall have the exclusive right and option at any time during the Lease Term to purchase fee simple title to the Leased Premises (the "PURCHASE OPTION").

         17.02. MANNER OF EXERCISE OF OPTION. To exercise the Purchase Option, Lessee shall deliver written notice of its interest (the "Election Notice") in exercising such Purchase Option to Lessor at any time prior to the expiration or termination of the Lease Term (e.g., Lessee may exercise the Purchase Option at any time prior to the expiration or termination of the Lease Term, even if Lessee has provided written notice to the other of its election to terminate this Lease pursuant to Section 2.01).

         17.03. PURCHASE PRICE. The purchase price for the Leased Premises (the "Purchase Price") shall be (i) the sum of FIVE HUNDRED THOUSAND AND NO/100THS DOLLARS ($500,000.00), subject to adjustment as hereinafter provided, payable in the form of a promissory note in the form attached to this Lease as Exhibit "B" (the "Note"), bearing interest at the rate of two percent (2%) in excess of the Prime Rate (hereinafter defined) then in effect; with the principal balance of the Note being amortized over ten (10) years, commencing with the Closing Date (hereinafter defined), and which Note shall be finally due and payable at the end of five (5) years after the Closing Date; and (ii) ONE HUNDRED THOUSAND (100,000) shares of the common stock of Holdings, which is the parent of Lessee (the "Stock"). The term "PRIME RATE" shall mean the prime rate (or base rate) in effect as of the date of determination detailed by The Wall Street Journal, Money Rates column, Southwest Edition, published from time to time. If the Wall Street Journal, Southwest Edition, ceases publication of the prime rate for whatever reason, then the prime rate to be used shall be that interest rate then in effect, which, from time to time, in the good-faith judgment of the payee, most effectively approximates the initial definition of prime rate. If the Wall Street Journal: (i) publishes more than one prime rate, the higher or highest of such rates shall apply, or (ii) publishes a retraction or correction of such rate, the rate reported in such retraction or correction shall apply. In addition to the Note, Holdings shall execute a Guaranty in form and substance satisfactory to Lessor guaranteeing all obligations of Lessee under the Note.

         17.04. TERMS AND PROVISIONS OF THE SALE. If Lessee delivers the Election Notice, then the following shall apply:

         (a) Lessee shall deliver to a local title company designated by Lessee (the "Title Company") the sum of $5,000 ("Earnest Money") within twenty (20) days after delivery of the Election Notice, which Earnest Money shall be released to Lessor as liquidated damages in the event of a breach by Lessee of its obligation to purchase the Leased Premises.

         (b) Within ten (10) days after written request from Lessee, from time to time (whether before or after the delivery of the Election Notice), Lessor shall deliver to Lessee any and all of the following items: (i) All available architectural, structural, mechanical, and electrical "as-built" plans and specifications for the improvements constituting part of the Leased Premises, together with copies of the building permit and certificate of occupancy relating to the Leased Premises (ii) a commitment for title insurance issued by the Title Company together with all instruments referred to in such commitment, together with a copy of the Seller's existing title policy; (iii) a copy of all existing surveys of the Leased Premises; (iv) all soil reports, environmental reports, and engineering reports pertaining to the Leased Premises in Lessor's possession; (v) copies of all debt instruments, if any, affecting the Leased Premises; (vi) copies of all tax bills applicable to the Leased Premises for the immediately preceding three (3) years; and (vii) copies of all contracts affecting the Leased Premises (including, without limitation, contracts relating to security, maintenance, repairs, cleaning, etc.) (the foregoing referred to as the "Required Materials"). Lessee may elect, in its discretion, to update or re-certify any of Lessor's environmental or other reports regarding the Leased Premises at the cost of Lessee.

         (c) Within twenty (20) days after the delivery of the Election Notice, Lessor, at Lessor's expense, shall obtain and deliver to Lessee a survey, (hereinafter called the "Survey") of the Leased Premises to be made by an engineer or a surveyor acceptable to Lessee and the Title Company prepared in accordance with the current survey standards adopted by the American Land Title Association ("ALTA") and the American Congress of Surveying and Mapping

("ACSM"), sufficient to enable the Title Company to issue an ALTA "extended coverage" owner's policy of title insurance, and to delete any standard printed survey exception in the owner's title policy to be delivered at closing, and containing such items, features and descriptions as Lessee or the Title Company shall require (all at Lessor's expense).

         (d) Lessee shall have a period of sixty (60) days after the later to occur of (i) the delivery of the Election Notice; (ii) receipt of the last of the Required Materials; and (iii) receipt of the Survey to (the "Information Review Period") within which to review such materials and to make the physical inspection of the Leased Premises, and decide, in Lessee's sole discretion, whether the Leased Premises are satisfactory to Lessee so as to proceed with the closing of the sale, as referred to herein. If, in the exercise of its sole discretion, Lessee decides not to proceed, as aforesaid, then prior to the expiration of the Information Review Period, Lessee will deliver to Lessor written notice of such decision (hereinafter called the "Termination Notice"), and upon the giving of the Termination Notice, this Lease (including the Purchase Option) shall be deemed terminated, and the Earnest Money shall be immediately returned to Lessee.

         (e) The closing of such transaction shall take place on a date ("Closing Date") to be designated by Lessee, which date shall be no later than ninety (90) days after the delivery by Lessee of the Election Notice. The closing of this transaction will take place on the Closing Date at the offices of the Title Company, or such other place as Lessor and Lessee may agree.

         (f) At closing, Lessor shall execute and deliver a special warranty deed conveying the Leased Premises to Lessee, subject only to: (i) exceptions to title disclosed by the title commitment issued by the Title Company AND existing at the commencement of this Lease; (ii) taxes and standby fees for the year of the closing, and (iii) any restrictions, covenants, easements, mineral reservations, or other matters of record which Lessee may have consented to or requested Lessor to create prior to delivery of the Election Notice (it being agreed that no liens for monetary amounts shall be permitted to remain outstanding after such purchase, and title shall be conveyed free of all such liens).

         (g) At closing, Lessee shall execute and deliver (or cause to be executed and delivered) to Lessor: (i) the Note; (ii) a certificate or certificates (issued in the name of Lessor) representing the Stock; and (iii) a deed of trust or mortgage, in form and substance satisfactory to the parties, encumbering the Leased Premises, and securing payment of the Note.

         (h) In addition to the above documents, Lessor and Lessee shall also execute any other documents that may be necessary, required, or reasonably requested by the other party or by the Title Company to convey the Leased Premises to Lessee. At closing, the Title Company shall deliver to Lessee, at Lessee's expense, an ALTA "extended coverage" owner's title policy issued by the Title Company in the amount of the Purchase Price insuring that Lessee owns fee simple title to the Leased Premises, subject to no exceptions other than the exceptions described herein, and containing such endorsements and other matters as Lessee shall desire (the cost of which shall be borne by Lessee). All other costs of closing shall be payable in accordance with local custom for the closing of similar transactions in Tulsa, Oklahoma.

         (i) If, following Lessee's delivery of the Election Notice, the conveyance of the Leased Premises is not consummated in whole or in part, by reason of Lessor's default or failure to act, then in addition to its other rights and remedies available at law or in equity, Lessee shall be entitled to fulfill Lessor's obligations, or sue Lessor for damages equal to the expenditures incurred by Lessee (including those incurred to remove any unauthorized liens or encumbrances) and/or be entitled to enforce specific performance.

         (j) Lessor shall also execute a subscription agreement for the Shares in form and substance reasonably satisfactory to Lessor and Lessee, but which, at a minimum, shall contain a restatement of the representations and warranties by Lessor in Section 17.04(k) below

         (k) Lessor hereby makes the following representations and warranties regarding the Shares:

                  (i) The Shares will not be registered under the Securities Act of 1933, or under the securities laws of any state (the "Securities Laws"). The Shares are not being so registered in reliance upon exemptions from the Securities Act and the Securities Laws which are predicated, in part, on the representations, warranties and agreements of Lessor contained herein. Lessor represents and warrants that (i) it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Shares and the suitability thereof as an investment for them, (ii) Lessor is an "accredited investor" within the meaning of Regulation D promulgated by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act, (iii) the Shares to be acquired by Lessor in connection with the sale of the Leased Premises will be acquired solely for investment and not with a view toward resale or redistribution in violation of the Securities Laws, (iv) its residence and domicile is in the State of Oklahoma, and (v) in connection with the transactions contemplated hereby, no assurances have been made concerning the future results of Holdings or as to the value of the Shares. Lessor understands that Holdings is not under any obligation to file a registration statement or to take any other action under the securities laws with respect to the Shares.

                  (ii) Lessor has consulted with its own counsel in regard to the Securities Laws and is fully aware: (i) of the circumstances under which it is required to hold the Shares, (ii) of the limitations on the transfer or disposition of the Shares, (iii) that the Shares must be held indefinitely unless the transfer thereof is registered under the Securities Laws or an exemption from registration is available, and (iv) that no exemption from registration is likely to become available for at least one (1) year from the date of acquisition of the Shares. Lessor has been advised by its counsel as to the provisions of Rules 144 and 145 as promulgated by the Commission under the Securities Act and has been advised of the applicable limitations thereof. Lessor acknowledges that Holdings and Lessee will be relying upon the truth and accuracy of the representations and warranties made by Lessor herein in consummating the transactions contemplated by the Purchase Option (if it is exercised and consummated in accordance with the above provisions).

                  (iii) Lessor and Holdings have made available to Lessor the opportunity to ask questions and receive answers concerning the terms and conditions of the transactions contemplated by the Purchase Option and to obtain any additional information which they possess or could reasonably acquire for the purpose of verifying the accuracy of information furnished to Lessor as set forth herein or for the purpose of considering the transactions contemplated hereby. Lessor agrees that the certificates representing the Shares will be imprinted with the following legend, the terms of which are specifically agreed to:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION REQUIREMENTS. WITHOUT SUCH REGISTRATION, SUCH SHARES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, EXCEPT UPON DELIVERY TO STEEL OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE, PLEDGE, HYPOTHECATION OR TRANSFER OR THE SUBMISSION TO STEEL OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO STEEL TO THE EFFECT THAT SUCH SALE, PLEDGE, HYPOTHECATION OR TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER. ADDITIONALLY, THE ARTICLES OF INCORPORATION, AS AMENDED, WHICH ARE ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF TEXAS AND A COPY OF WHICH THE CORPORATION WILL FURNISH ANY SHAREHOLDER WITHOUT CHARGE UPON WRITTEN REQUEST, DENY PRE-EMPTIVE RIGHTS OF SHAREHOLDERS AND THE RIGHT OF SHAREHOLDERS TO CUMULATE VOTES IN THE ELECTION OF DIRECTORS, AND SET FORTH THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF EACH CLASS OF STOCK THE CORPORATION IS AUTHORIZED TO ISSUE. FURTHER, NOTICE IS HEREBY GIVEN THAT THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS UNDER CERTAIN CIRCUMSTANCES AS PROVIDED BY THE BYLAWS OF THE CORPORATION WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION. A COPY OF THE BYLAWS WILL BE FURNISHED WITHOUT CHARGE UPON REQUEST BY THE HOLDER OF THIS CERTIFICATE TO THE CORPORATION AT ITS PRINCIPAL OFFICE OR REGISTERED OFFICE.

         17.05. RECORDATION OF OPTION AGREEMENT. Lessor and Lessee agree to execute a recordable memorandum outlining the relevant terms of the Purchase Option, which memorandum shall be filed in the Official Public Records of Real Property in Tulsa County, Oklahoma.

                                   SECTION 18
                                  MISCELLANEOUS
                                  -------------

         18.01. WAIVER. The waiver by either party of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. No covenant, term or conditions of this Lease shall be deemed to have been waived by either party, unless such waiver be in writing by said party.

         18.02. ENTIRE AGREEMENT. This Lease sets forth all the covenants, promises, agreements, conditions and understandings between Lessor and Lessee concerning the subject matter hereof and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than as are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.

         18.03. NOTICES. Any notice, demand, request or other instrument which may be or are required to be given under this Lease shall be delivered personally or sent by United States certified mail postage prepaid and shall be addressed (a) if to Lessor, at the address provided below or at such other address as Lessor may designate by written notice, and (b) if to Lessee, at the address provided below or at such other address as Lessee shall designate by written notice:

         (a)      To Lessor:

                  Redhawk Industries, L.L.C.
                  4937 S. 78th E. Avenue
                  Tulsa, Oklahoma  74145
                  Attention:  Daryl Woodard

                  With a copy (which shall not constitute notice) to:

                  Pray, Walker, Jackman, Williamson & Marlar
                  100 West Fifth Street, 9th Floor
                  Tulsa, Oklahoma  74103
                  Attention:  C. Bretton Crane

         (b)      To Lessee:

                  Excalibur Services, Inc.
                  110 East Morrow Road
                  Sand Springs, Oklahoma  74063
                  Attention:  William S.H. Stuart

                  With a copy (which shall not constitute notice) to:

                  Haynes and Boone, L.L.P.
                  1000 Louisiana, Suite 4300
                  Houston, Texas  77002
                  Attention:  Thomas J. McCaffrey

         18.04. CAPTIONS AND SECTION NUMBERS. The captions, section numbers and article numbers appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such sections or articles of this Lease nor in any way affect this Lease.

         18.05. PARTIAL INVALIDITY. If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

         18.06. APPLICABLE LAW. The laws of the State of Oklahoma shall govern the validity, performance and enforcement of this Lease.

         18.07. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart. A telecopied facsimile of an executed counterpart of this Agreement shall be sufficient to evidence the binding agreement of each party to the terms hereof. However, each party agrees to promptly deliver to the other parties an original, duly executed counterpart of this Agreement.

                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Lease to be executed on its behalf as of the date first above written.

                                  LESSOR:

                                  REDHAWK INDUSTRIES, L.L.C., an Oklahoma
                                  limited liability company


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  LESSEE:

                                  EXCALIBUR SERVICES, INC., an Oklahoma
                                  corporation


                                  By: /S/ William S.H. Stuart
                                     -------------------------------------------
                                       William S.H. Stuart
                                       President and Chief Executive Officer


STATE OF ____________      )
                           ) ss.
COUNTY OF ___________      )

                  Before me, the undersigned, a Notary Public in and for said county and state, on this __________ day of __________________, 2001, personally appeared __________________________, to me known to be the identical person who subscribed the name of Redhawk Industries, L.L.C. to the within and foregoing instrument as its _______ President, and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such corporation for the uses and purposes therein set forth.

         Given under my hand and seal the day and year last above written.


                                             -----------------------------------
                                             Notary Public

My Commission Expires:


---------------------

STATE OF TEXAS     )
                   ) ss.
COUNTY OF HARRIS   )

         Before me, the undersigned, a Notary Public in and for said county and state, on this _____ day of November, 2001, personally appeared William S.H. Stuart, to me known to be the identical person who subscribed the name of EXCALIBUR SERVICES, INC. to the within and foregoing instrument as its President and Chief Executive Officer, and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such corporation for the uses and purposes therein set forth.

         Given under my hand and seal the day and year last above written.


                                                 -------------------------------
                                                 Notary Public

My Commission Expires:


----------------------